September 14, 2015 NASDAQ: FNBC Exhibit 99.1

Forward Looking Statements Statements contained in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “preliminary,” or similar words, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s estimates, assumptions, and projections as of the date of the presentation and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied by these forward-looking statements as the result of risks, uncertainties and other factors, including, but are not limited to, those discussed in the company’s periodic reports and filings with the Securities and Exchange Commission (SEC). Copies of the company’s SEC filings may be downloaded from the Internet at no charge from www.sec.gov or ir.firstnbcbank.com/sec.cfm. First NBC Bank Holding Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which the company undertakes no obligation to update or revise to reflect future events, information or circumstances arising after the date of this presentation. Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. 2

Company Profile 3*As of June 30, 2015 Headquarters: New Orleans, LA Founded: 2006 Offices: 35 full service branches Full Time Employees*: 539 Total Assets*: $4.1 billion Shareholders’ Equity*: $469.9 million Market Capitalization*: $684.8 million Avg. Daily Trading Volume*: 68,558 shares

Performance Highlights • Strong loan growth - 5.7% compared to December 31, 2014 and 13.8% compared to June 30, 2014 • Driven by increases in construction, commercial real estate and commercial loans • Crestview acquisition added $21.5 million, or 1.0%, to the loan portfolio as of June 30, 2015 • Strong deposit growth – 8.8% compared to December 31, 2014 and 14.9% compared to June 30, 2014 • Driven by organic deposit growth of 6.5% coupled with growth of 2.3% attributable to the assumption of deposit liabilities from the Crestview bank transaction during the first quarter of 2015 • Growth in interest-bearing deposit products driven by the Company's tiered pricing strategy • Growth in net income – 35.4% over the second quarter of 2014 • Total assets grew 10.0% from December 31, 2014 to $4.1 billion, an increase of $375.9 million 4

5 Quarter Highlights • Improvement in EPS over the linked- quarter and prior year quarter • Continued loan growth and loan demand • Strong credit quality ($ in thousands; except per share data) 2Q15 1Q15 Linked - Quarter Change 2Q14 2Q15 vs. 2Q14 Change Net Income $17,192 $16,068 7.0% $12,699 35.4% Earnings Per Share (basic) $0.90 $0.84 7.1% $0.67 34.3% Earnings Per Share (diluted) $0.88 $0.82 7.3% $0.65 35.4% Return On Average Assets(%) 1.69% 1.65% 4 bps 1.45% 24 bps Return on Average Common Equity(%) 16.59% 16.32% 27 bps 14.18% 241 bps Net Interest Margin(%) 2.86% 3.16% (30) bps 3.35% (49) bps Net Interest Income $26,106 $27,622 (5.5)% $26,550 (1.7)% Tangible Common Equity $424,158 $399,818 6.1% $358,636 18.3% Efficiency Ratio(%) 77.87% 74.69% 318 bps 62.98% 1,489 bps Non-GAAP Efficiency Ratio(%)* 68.65% 57.56% 1,109 bps 50.57% 1,808 bps *Non-GAAP efficiency ratio is a performance measure that adjusts noninterest income and noninterest expense to reflect the effect of the noninterest income and noninterest expense generated from the Company's investment in tax credit entities.

6 Financial Trends Balance Sheet 2Q15 1Q15 4Q14 3Q14 2Q14 2Q15 vs. 2Q14 Change ($ in millions) Total Assets $ 4,127 $ 4,069 $ 3,751 $ 3,634 $ 3,568 15.6% Gross Loans 2,933 2,904 2,774 2,699 2,577 13.8% Total Deposits 3,397 3,366 3,121 2,971 2,958 14.9% Total Equity 470 450 436 424 409 14.8% Total Equity/Assets 11.39% 11.06% 11.63% 11.66% 11.46% Loans/Deposits 86.36% 86.26% 88.89% 90.83% 87.12% Income Statement 2Q15 1Q15 4Q14 3Q14 2Q14 2Q15 vs. 2Q14 Change ($ in thousands, except per share data) Net Income $ 17,192 $ 16,068 $ 15,703 $ 14,359 $ 12,699 35.4% Earnings Per Share - Basic $0.90 $0.84 $0.82 $0.75 $0.67 34.3% Earnings Per Share - Diluted $0.88 $0.82 $0.80 $0.73 $0.65 35.4%

7 Financial Trends Asset Quality 2Q15 1Q15 4Q14 3Q14 2Q14 Nonperforming Loans to Total Loans 1.25% 0.84% 0.82% 0.90% 0.85% Nonperforming Assets to Total Assets 1.00% 0.73% 0.76% 0.82% 0.76% Allowance for Loan Losses to Total Loans 1.72% 1.56% 1.53% 1.49% 1.45% Allowance for Loan Losses to Nonperforming Loans 137.40% 185.15% 185.71% 165.47% 171.60% Net Charge-offs to Average Loans 0.02% 0.01% 0.07% 0.03% 0.03% Profitability 2Q15 1Q15 4Q14 3Q14 2Q14 Return on Average Common Equity 16.59% 16.32% 16.10% 15.30% 14.18% Return on Average Assets 1.69% 1.65% 1.68% 1.59% 1.45% Net Interest Margin 2.86% 3.16% 3.33% 3.37% 3.35% Efficiency Ratio 77.87% 74.69% 73.40% 65.10% 62.98% Non-GAAP Efficiency Ratio* 68.65% 57.56% 59.10% 51.57% 50.57% *Non-GAAP efficiency ratio is a performance measure that adjusts noninterest income and noninterest expense to reflect the effect of the noninterest income and noninterest expense generated from the Company's investment in tax credit entities.

8 Income Statement Trends 2Q15 1Q15 4Q14 3Q14 2Q14 ($in thousands, except per share data) Interest income $ 38,508 $ 39,106 $ 38,956 $ 38,668 $ 37,193 Interest expense 12,402 11,484 10,865 10,908 10,643 Net interest income 26,106 27,622 28,091 27,760 26,550 Provision for loan losses 5,600 3,000 3,000 3,000 3,000 Net interest income after provision for loan losses 20,506 24,622 25,091 24,760 23,550 Noninterest income 3,557 2,510 2,287 3,034 2,933 Noninterest expense 23,099 22,504 22,297 20,047 18,568 Income before income taxes 964 4,628 5,081 7,747 7,915 Income tax (benefit) expense (16,228) (11,440) (10,622) (6,612) (4,784) Net income attributable to Company 17,192 16,068 15,703 14,359 12,699 Less preferred stock dividends (95) (95) (94) (95) (95) Less earnings allocated to participating securities (300) (308) (302) (275) (243) Income available to common shareholders $ 16,797 $ 15,665 $ 15,307 $ 13,989 $ 12,361 Earnings per common share-basic $ 0.90 $ 0.84 $ 0.82 $ 0.75 $ 0.67 Earnings per common share-diluted $ 0.88 $ 0.82 $ 0.80 $ 0.73 $ 0.65

9 Non-Interest Income Trends 2Q15 vs. 2Q14 2Q15 vs. 1Q15 2Q15 1Q15 4Q14 3Q14 2Q14 $ Change % Change $ Change % Change ($ in thousands) Service charges on deposit accounts $ 585 $ 559 $ 542 $ 548 $ 498 $ 87 17% $ 26 5 % Investment securities gain (loss), net — (50) — 79 56 (56) 100% 50 100 % Gain (loss) on assets sold, net (32) 43 1 (76) 64 (96) NM (75) NM Gains on sale of loans, net 101 15 — 579 70 31 44% 86 NM Cash surrender value income on bank-owned life insurance 353 352 354 352 237 116 49% 1 — % Income from sales of state tax credits 668 519 (45) 597 728 (60) (8)% 149 (29)% Community Development Entity fees earned 133 123 581 109 196 (63) (32)% 10 8 % ATM fee income 523 501 490 490 505 18 4% 22 4 % Other 1,226 448 364 356 579 647 NM 778 NM Noninterest income $ 3,557 $ 2,510 $ 2,287 $ 3,034 $ 2,933 $ 624 21% $ 1,047 42%

10 Non-Interest Expense Trends 2Q15 vs. 2Q14 2Q15 vs. 1Q15 2Q15 1Q15 4Q14 3Q14 2Q14 $ Change % Change $ Change % Change ($ in thousands) Salaries and employee benefits $ 7,689 $ 6,907 $ 7,072 $ 6,456 $ 5,942 $ 1,747 29% $ 782 11 % Occupancy and equipment expenses 3,009 2,928 2,843 2,737 2,684 325 12% 81 3 % Professional fees 1,701 2,141 2,433 1,628 1,511 190 13% (440) (21)% Taxes, licenses and FDIC assessments 1,693 1,239 1,364 1,240 1,343 350 26% 454 37 % Impairment of investment in tax credit entities 2,647 4,852 3,881 3,974 3,377 (730) (22)% (2,205) (45)% Write-down of foreclosed assets 42 58 198 1 20 22 NM (16) (28)% Data processing 1,581 1,422 1,275 1,207 1,141 440 39% 159 11 % Advertising and marketing 673 1,018 1,067 685 556 117 21% (345) (34)% Other 4,064 1,939 2,164 2,119 1,994 2,070 NM 2,125 NM Noninterest expense $ 23,099 $ 22,504 $ 22,297 $ 20,047 $ 18,568 $ 4,531 24% $ 595 3%

11 Increasing Profitability Net Income Net Income by Quarter 18,000 17,000 16,000 15,000 14,000 13,000 12,000 $ (T ho us an ds ) 2Q14 3Q14 4Q14 1Q15 2Q15 Basic EPS Basic EPS 0.95 0.90 0.85 0.80 0.75 0.70 0.65 0.60 $ (D ol la rs ) 2Q14 3Q14 4Q14 1Q15 2Q15

12 Profitability Return on Average Common Equity Return on Average Common Equity 17.00% 16.00% 15.00% 14.00% 13.00% 12.00% 11.00% 10.00% 2010 2011 2012 2013 2014 2015 YTD 11.42% 14.28% 15.77% 14.88% 15.17% 16.46% Return on Average Assets Return on Average Assets 1.80% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 2010 2011 2012 2013 2014 2015 YTD 0.79% 1.17% 1.19% 1.37% 1.57% 1.67% • First NBC completed its initial public offering, which raised $115 million, in May 2013.

13 Profitability Net Interest Margin Net Interest Margin 4.00% 3.00% 2.00% 1.00% 0.00% 2010 2011 2012 2013 2014 2015 YTD 3.09% 3.44% 3.36% 3.11% 3.34% 3.01% GAAP Non-GAAP* Efficiency Ratio 80.00% 75.00% 70.00% 65.00% 60.00% 55.00% 50.00% 2010 2011 2012 2013 2014 2015 YTD 62.57% 61.86% 62.56% 68.50% 65.83% 76.26% 61.76% 57.18% 57.02% 61.04% 53.46% 63.04% *Non-GAAP efficiency ratio is a performance measure that adjusts noninterest income and noninterest expense to reflect the effect of the noninterest income and noninterest expense generated from the Company's investment in tax credit entities.

14 Loan Composition Loan Composition at 6/30/15 Loan Composition at 6/30/14 6/30/2015 12/31/2014 6/30/2014 Loan Growth 1,400,000 1,300,000 1,200,000 1,100,000 1,000,000 900,000 $( Th ou sa nd s) Commercial real estate Commercial Loan Composition by Industry • Yield on loans: 4.87% YTD • 33.5% of real estate loans are owner-occupied • 40% fixed rate/60% variable rate • Average loan size - $872,000 for commercial and $932,000 for commercial real estate *Commercial loans include loans to the oil and gas industry. The Company's direct oil and gas loan portfolio is approximately $108.0 million, or 3.6%, of the Company's total loan portfolio, and its indirect oil and gas loan portfolio is approximately $71.9 million as of June 30, 2015. The Company is actively monitoring these credits. Consumer, 1% Construction, 13% Commercial real estate, 44% Consumer real estate, 5% Commercial*, 37% Commercial, 37% Consumer, 1% Construction, 11% Commercial real estate, 46% Consumer real estate, 5% Other, 32% Other services, 8% Accommodation and food services, 14% Real estate, rental and leasing, 31% Finance and insurance, 4% Construction, 11%

Total Loans Percentage Change 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 0 $ (T ho us an ds ) 2010 2011 2012 2013 2014 2015 YTD 15 Annual Loan Growth • Experienced double-digit loan growth over each of the last five years • Expects to achieve similar growth results in 2015 • Driven by increases in construction, commercial real estate, and commercial loans • Favorable economic market conditions in the New Orleans trade area 48.4% 16.4% 22.7% 17.7% 5.7%

16 Deposit Composition Deposit Composition at 6/30/15 Deposit Composition at 6/30/14 6/30/15 12/31/14 6/30/14 Deposit Growth 1,400,000 1,200,000 1,000,000 800,000 600,000 400,000 200,000 $ (T ho us an ds ) NOW deposits MMA deposits Certificates of deposit • Rate on Interest-Bearing Deposits: 1.45% YTD • Average deposit size - $52,000 for transaction accounts and $63,000 for certificates of deposit • Competitively priced deposit base drives customer loyalty • Locally sourced • Significant migration towards transaction accounts Noninterest- bearing, 11% Certificates of deposit, 37% NOW deposits, 17% MMA deposits, 33% Savings deposits, 2% Certificates of deposit, 41% Noninterest- bearing, 11% NOW deposits, 17% MMA deposits, 29% Savings deposits, 2%

17 Deposit Composition Certificates of deposit Money market deposits NOW accounts Noninterest- bearing demand Savings deposits Deposit Composition 4,000,000 3,000,000 2,000,000 1,000,000 0 $ (T ho us an ds ) 2011 2012 2013 2014 2015 YTD Interest rate on deposits Interest Rate on Deposits 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 2011 2012 2013 2014 2015 YTD 1.96% 1.61% 1.61% 1.54% 1.45%

18 Net Interest Margin Loan Yield NIM Cost of Funds 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 2Q14 3Q14 4Q14 1Q15 2Q15 5.28% 5.18% 5.08% 5.01% 4.72% 3.35% 3.37% 3.33% 3.16% 2.86% 1.55% 1.54% 1.50% 1.44% 1.44% • Cost of deposits decreased 11 bps compared to 2Q14

19 Tax Credit Overview • Tax credits are an integral part of First NBC’s commercial banking business • Management has a deep understanding of this business which is core to First NBC’s corporate strategy • Well-established federal and state programs • Promotes private investment in low income areas, builds affordable housing and rehabilitates historic buildings • Includes Federal Historic Rehabilitation Tax Credits which was established as part of the Tax Reform Act of 1976 • Includes Low-Income Housing Tax Credits which was created under the Tax Reform Act of 1986 • Includes Federal New Markets Tax Credits which was established as part of the Community Renewal Tax Relief Act of 2000 • First NBC plays three roles • Investor in the underlying project • Lender to the developer • Allocator of Federal New Markets Tax Credits to the project • First NBC receives tax credits in exchange for investment in the project • Loans underwritten to normal credit standards • Underlying projects have low LTVs (40% - 70%) • Strong financial returns

20 Federal New Markets Tax Credit Program Round Award # of Applications # of Recipients Total Awarded (in millions) First NBC Award (in millions) Award Date 5 2007 258 61 $3,909 $ - Oct-07 6 2008 239 102 4,960 - Oct-08 7 2009 249 99 5,000 - Oct-09 8 2010 250 99 3,500 28 Feb-11 9 2011 314 70 3,623 40 Feb-12 10 2012 282 85 3,500 50 Apr-13 11 2013 310 87 3,500 - Jun-14 12 2014 263 76 3,215 - Jun-15 3,243 912 $43,604 $118 Source: CDFI website NMTC Booklet

21 Tax Credit Investments & Loans (1) Bank Owned is First NBC Bank Federal NMTC allocations from 2011-2013 of $118.0 million. (2) The Company made an equity investment of $5.7 million in various Federal NMTC projects. This investment generated Federal NMTC. (3) Amount represents equity investments in tax credit entities. (4) Non-Bank Owned CDE gross investment includes loans made to the investment fund of $127.5 million. Tax Credit Federal NMTC Allocations QEI % ($ in thousands) Bank Owned CDE(1) $ 118.0 36% Bank Owned CDE Equity Investment(2) 5.7 2 Qualified Low Income Community Investment(3) 34.3 10 Non-Bank Owned CDE(4) 172.2 52 Total QEI Invested $ 330.2 100% Tax Credit Investment & Loan Detail 6/30/15 • $174.3 million invested in tax credit entities • $256.2 million loaned to tax credit related projects New Markets Investments, 20% Low Income Housing Investments, 6% Historic Rehabilitation Investments, 14% ConstructionLoans, 18% Commercial Real Estate Loans, 12% Commercial and Industrial Loans, 30%

22 • $167.7 million of Federal New Market and Low Income Housing tax credits have been awarded ($66.2 million realized through December 31, 2014, $101.5 million in remaining benefits to be realized) • As of June 30, 2015, the Company had $16.9 million invested in Federal Rehabilitation Tax Credit projects which the Company expects to generate Federal Rehabilitation Tax Credits in 2015 and 2016 when the projects are completed, receives the certificates of occupancy, and the property is placed into service. The amount of tax credits to be received will be determined when the costs are certified. Investment In Tax Credit Projects TOTAL FEDERAL HTCs* TOTAL FEDERAL NMTCs TOTAL FEDERAL LIHTCs Future Tax Credits as of June 30, 2015 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0 $ (M ill io ns ) 2015 2016 2017 2018 2019 2020 and thereafter Period Ending *The Federal Historic Rehabilitation balance in future periods includes $36.7 million in 2016 and $1.2 million in 2017 of tax credits the Company expects to generate from projects which an investment has been made as of June 30, 2015.

23 Correction of Immaterial Errors • The Company identified errors in the accounting for its investments in certain tax credit entities during its quarterly financial statement close process • Errors were not material to prior period consolidated financial statements or anticipated annual results for 2015 • Errors were corrected in June 30, 2015 financial statements • The Company adopted the equity method of accounting for its investments in tax credit entities (previously used the amortized cost method) • The Company identified a single investment in a tax credit entity that should have been consolidated

24 Impact of Correction of Errors For the Three Months Ended June 30, 2015 For the Three Months Ended June 30, 2015 For the Six Months Ended June 30, 2015 For the Six Months Ended June 30, 2015 (In thousands) Pre-Tax Net of tax Pre-Tax Net of tax Low-Income Housing (1) $ (253) $ (164) $ (353) $ (229) Federal Historic Rehabilitation (1) 177 115 358 232 Total investment in tax credit entities impairment (1) (76) (49) 5 3 Low-Income Housing investment VIE consolidation loss (1,029) (669) (1,181) (768) Net loss impact of error corrections $ (1,105) $ (718) $ (1,176) $ (765) Earnings Per Share (EPS)-Basic (2) $ (0.06) $ (0.04) $ (0.06) $ (0.04) (1) The amounts above represent the cumulative net impact of the reversal of previously recorded amortization and equity income or loss and impairment that should have been recorded on the Company's consolidated statement of income and balance sheets as of and for the three and six month periods ended June 30, 2015. (2) The amounts above represent the net impact of the cumulative errors in accounting for certain of the Company's investments in tax credit entities on the calculation of EPS for the three and six month periods ended June 30, 2015 Changes from the correction of errors discussed previously are reflected in the financial results for the three and six month periods ended June 30, 2015 and are summarized as follows:

25 Acquisition Activity • On December 30, 2014, First NBC entered into an Agreement and Plan of Reorganization with State Investors Bancorp, Inc. (SIBC), a full-service commercial bank headquartered in Metairie, Louisiana. The Company expects to close the transaction in the fourth quarter of 2015. • On January 16, 2015, First NBC entered into an agreement with the FDIC to purchase certain assets and assume certain liabilities of First National Bank of Crestview, a national full-service commercial bank headquartered in Crestview, Florida. Source: SNL Financial, MapPoint FNBC (32 Branches) SIBC (4 Branches) Crestview (3 Branches)